             As filed with the Securities and Exchange Commission
                             on February 25, 2002
                     Registration No. 333-74295; 811-09253

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           ___
Pre-Effective Amendment No. ___                                   ___
Post-Effective Amendment No. 34                                    X
                                                                  ---
                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ___
Amendment No. 35                                                   X
                                                                  ---

                          --------------------------

                            WELLS FARGO FUNDS TRUST
              (Exact Name of Registrant as specified in Charter)
                               525 Market Street
                            San Francisco, CA 94105
         (Address of Principal Executive Offices, including Zip Code)


                          --------------------------
      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                               C. David Messman
                       Wells Fargo Funds Management, LLC
                         525 Market Street, 12th Floor
                            San Francisco, CA 94105
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):

 X  Immediately upon filing pursuant to Rule 485(b), or
---

___ on _________ pursuant to Rule 485(b)

___ 60 days after filing pursuant to Rule 485(a)(1), or

___ on _________ pursuant to Rule 485(a)(1)

___ 75 days after filing pursuant to Rule 485(a)(2), or

___ on __________ pursuant to Rule 485(a)(2)

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            WELLS FARGO FUNDS TRUST
                            -----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Objectives
                Principal Strategies
                Summary of Important Risks
3               Summary of Expenses
                Example of Expenses
4               Objectives
                Principal Strategies
                Summary of Important Risks
                See Individual Fund Summary
                Additional Strategies & General Investment Risks
5               Not applicable
6               Organization and Management of the Funds
7               Your Account
                How to Buy Shares
                How to Sell Shares
                Income and Gain Distributions
                Taxes
8               Distribution Plan
9               See Individual Fund Summary

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
                Cover Page
12              Investment Policies
                Additional Permitted Investment Activities and Associated Risks
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 34 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended December 31, 2001 for the SIFE Specialized Financial Services Fund, to file a different form of prospectus for the Specialized Health Sciences and Specialized Technology Funds, and to make certain other non-material changes to the Trust's Registration Statement.

     This Post-Effective Amendment does not affect the Registration Statement for any of the Trust's other funds.

                                                     [LOGO OF WELLS FARGO FUNDS]

WELLS FARGO SECTOR FUNDS

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                     SIFE Specialized Financial Services Fund

                                     Specialized Health Sciences Fund

                                     Specialized Technology Fund

                                     Class A, Class B, Class C

                                                       February 25, 2002

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents                                                                            Sector Funds
---------------------------------------------------------------------------------------------------------
Overview                               Objectives and Principal Strategies                              4
                                       Summary of Important Risks                                       6
Important summary information          Performance History                                              8
about the Funds.                       Summary of Expenses                                             12
                                       Key Information                                                 14
---------------------------------------------------------------------------------------------------------
The Funds                              SIFE Specialized Financial Services Fund                        15
                                       Specialized Health Sciences Fund                                18
Important information about            Specialized Technology Fund                                     22
the individual Funds.                  Additional Strategies and
                                         General Investment Risks                                      26
                                       Organization and Management of the Funds                        31
---------------------------------------------------------------------------------------------------------
Your Investment                        A Choice of Share Classes                                       33
                                       Reductions and Waivers of Sales Charges                         35
How to open an account and             Exchanges                                                       38
how to buy, sell and exchange          Your Account                                                    39
Fund shares.                             How to Buy Shares                                             41
                                         How to Sell Shares                                            44
---------------------------------------------------------------------------------------------------------
Reference                              Additional Services and
                                         Other Information                                             46
                                       Portfolio Managers                                              48
Additional information and term        Glossary                                                        49
definitions.

Sector Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.

--------------------------------------------------------------------------------
FUND                                    OBJECTIVE
--------------------------------------------------------------------------------
  SIFE Specialized Financial            Seeks long-term capital appreciation.
  Services Fund

  Specialized Health Sciences           Seeks long-term capital appreciation.
  Fund

  Specialized Technology                Seeks long-term capital appreciation.
  Fund

4  Sector Funds Prospectus

-------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
-------------------------------------------------------------------------------
We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund's investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

                                                      Sector Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..  the individual Fund Descriptions later in this Prospectus;
..  the "Additional Strategies and General Investment Risks" section beginning on page 26; and
..  the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Equity Securities
The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

Small Company Securities
Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments
Certain Funds make foreign investments which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

6  Sector Funds Prospectus


-------------------------------------------------------------------------------------------------
FUND                           SPECIFIC RISKS
-------------------------------------------------------------------------------------------------
                               The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6. The
SIFE Specialized Financial     Fund concentrates its investments in the financial services sector,
Services Fund                  and therefore will be more susceptible than more diversified funds to market and other conditions affecting this single group of industries.

                               The Funds are primarily subject to the risks described under
                               "Common Risks for the Funds" on page 6. The Funds are
                               considered to be non-diversified because they invest a relatively high percentage of their assets in a limited number of issuers. The
                               Funds also concentrate their investments in stocks of particular
Specialized Health Sciences    sectors of the economy. Non-diversified and concentrated funds
Fund and Specialized           are more susceptible to financial, market or economic events
Technology Fund                affecting the particular issuers and industry sectors in which they invest. Our active trading investment strategy for the Specialized
                               Technology Fund results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.

                                                      Sector Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or inception, as applicable) are compared to the performance of an appropriate broad-based index. "Life of Fund" information shown for a broad-based index reflects the published return closest to the Fund's inception date.

Please remember that past performance is no guarantee of future results.

The Specialized Health Sciences Fund has been in operation for less than a calendar year, and therefore performance information is not reported for this Fund.

The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The historical information shown for the Specialized Financial Services Fund below and throughout this Prospectus reflects the historical information for the SIFE Trust Fund.


Wells Fargo SIFE Specialized Financial Services Fund Class A Calendar Year Returns*

   [GRAPH]
'92   33.93
'93    9.33
'94   (1.52)
'95   49.92
'96   27.36
'97   44.79
'98    5.14
'99   (8.45)
'00   20.95
'01   (2.89)

Best Qtr.: Q4 '98 . 19.60%         Worst Qtr.: Q3 '98 . (18.15)%

* Performance shown for the Class A shares reflects the performance of the predecessor portfolio's Class A-I shares. Returns do not reflect sales charges. If they did, returns would be lower.

8  Sector Funds Prospectus

--------------------------------------------------------------------------------

The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total return/1/
for the period ended 12/31/01                1 year       5 years      10 years
Class A Returns Before Taxes/2/               (8.48)%        9.06%        15.56%

Class A Returns After Taxes
 on Distributions                             (9.50)%        6.93%        12.65%

Class A Returns After Taxes on
 Distributions and Sale of Fund Shares        (4.59)%        6.87%        12.08%

Class B Returns Before Taxes/3/               (8.65)%        8.80%        15.17%

Class C Returns Before Taxes/3/               (4.83)%        9.18%        15.14%

S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)/4/             (11.88)%       10.70%        12.93%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for the Class A shares reflects the performance of the predecessor portfolio's Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund's Class A. The Fund's inception date was July 2, 1962.
/3/ The Class B and Class C shares each incepted on May 1, 1997. Performance shown for periods prior to inception reflects the performance of the Class A shares adjusted to reflect each respective class's fees and expenses.
/4/  S&P 500 is a registered trademark of Standard & Poor's.

                                                      Sector Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

Specialized Technology Fund Class A Calendar Year Returns*

   [GRAPH]
'01  (38.36)%

Best Qtr.: Q4 '01 . 39.40%         Worst Qtr.: Q1 '01 . (32.80)%

*  Returns do not reflect sales charges. If they did, returns would be lower.

The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total return/1/
 for the period ended 12/31/01                    1 year         Life of Fund/2/
Class A Returns Before Taxes                      (41.93)%             (51.29)%

Class A Returns After Taxes
 on Distributions                                 (41.93)%             (51.29)%

Class A Returns After Taxes on
 Distributions and Sale of Fund Shares            (25.54)%             (40.12)%

Class B Returns Before Taxes                      (41.83)%             (50.96)%

Class C Returns Before Taxes                      (39.38)%             (49.37)%

S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)/3/                  (11.88)%             (17.84)%

/1/  Returns reflect applicable sales charges.
/2/ Class A, Class B and Class C shares each incepted on September 18, 2000. /3/ S&P 500 is a registered trademark of Standard & Poor's.

10  Sector Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Sector Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                                                        All Funds
                                                                             --------------------------------
                                                                             CLASS A    CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                           5.75%       None        None
Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)             None/1/     5.00%       1.00%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                             SIFE Specialized Financial               Specialized Health
                                                                    Services Fund                        Sciences Fund
                                                      --------------------------------------------------------------------------
                                                        CLASS A        CLASS B      CLASS C     CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.95%          0.95%        0.95%       0.95%        0.95%      0.95%
Distribution (12b-1) Fees                                0.00%          0.75%        0.75%       0.00%        0.75%      0.75%
Other Expenses/2/                                        0.55%          0.55%        0.55%       1.71%        1.76%      2.29%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.50%          2.25%        2.25%       2.66%        3.46%      3.99%
--------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                                              0.15%          0.15%        0.15%       1.01%        1.06%      1.59%
--------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                                          1.35%          2.10%        2.10%       1.65%        2.40%      2.40%
--------------------------------------------------------------------------------------------------------------------------------

                                                                              Specialized
                                                                            Technology Fund
                                                            ------------------------------------------------
                                                               CLASS A          CLASS B            CLASS C
------------------------------------------------------------------------------------------------------------
Management Fees                                                 1.05%            1.05%              1.05%
Distribution (12b-1) Fees                                       0.00%            0.75%              0.75%
Other Expenses/2/                                               0.95%            0.92%              0.86%
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            2.00%            2.72%              2.66%
------------------------------------------------------------------------------------------------------------
Fee Waivers                                                     0.25%            0.22%              0.16%
------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                                                 1.75%            2.50%              2.50%
------------------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/  Other expenses may include expenses payable to affiliates of Wells Fargo
     Bank.
/3/ The advisor has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown.

12  Sector Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-------------------------------------------------------------------------------------------------------------------
                  SIFE Specialized Financial           Specialized Health                   Specialized
                        Services Fund                    Sciences Fund                    Technology Fund
                ---------------------------------------------------------------------------------------------------
                CLASS A    CLASS B    CLASS C    CLASS A     CLASS B    CLASS C    CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------------------
1 YEAR           $  705     $  713     $  313     $  733     $  743     $  343      $  743     $  753    $  353
3 YEARS          $  993     $  974     $  674     $1,264     $1,264     $1,070      $1,144     $1,124    $  811
5 YEARS          $1,319     $1,377     $1,177     $1,819     $1,907     $1,914      $1,569     $1,620    $1,396
10 YEARS         $2,238     $2,283     $2,561     $3,326     $3,403     $4,099      $2,750     $2,781    $2,981
-------------------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

-------------------------------------------------------------------------------------------------------------------
                  SIFE Specialized Financial           Specialized Health                   Specialized
                        Services Fund                    Sciences Fund                    Technology Fund
                ---------------------------------------------------------------------------------------------------
                CLASS A    CLASS B    CLASS C    CLASS A     CLASS B    CLASS C    CLASS A     CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------------------
1   YEAR         $  705     $  213     $  213     $  733     $  243     $  243      $  743     $  253     $  253
3  YEARS         $  993     $  674     $  674     $1,264     $  964     $1,070      $1,144     $  824     $  811
5  YEARS         $1,319     $1,177     $1,177     $1,819     $1,707     $1,914      $1,569     $1,420     $1,396
10 YEARS         $2,238     $2,283     $2,561     $3,326     $3,403     $4,099      $2,750     $2,781     $2,981
-------------------------------------------------------------------------------------------------------------------

                                                     Sector Funds Prospectus  13

Key Information
--------------------------------------------------------------------------------

In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
Important information you should look for as you decide to invest in a Fund:
The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

--------------------------------------------------------------------------------
Investment Objective and Investment Strategies
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Funds offered in this
   Prospectus.

--------------------------------------------------------------------------------
Permitted Investments
A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of the "Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
Important Risk Factors
Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

14  Sector Funds Prospectus

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Manager:  Michael J. Stead

--------------------------------------------------------------------------------
Investment Objective
The Specialized Financial Services Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies/1/, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in equity securities of financial services companies. These equity securities include common stocks, preferred stocks, warrants, convertible debt securities, American Depository Receipts ("ADRs") and shares of other mutual funds.

--------------------------------------------------------------------------------
Important Risk Factors
The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 6. The Fund concentrates its investments in the financial services sector, and therefore will be more susceptible than more diversified funds to market and other conditions affecting this single group of industries.

Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund's holdings, and therefore the Fund's NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 26. They are all important to your investment choice.

/1/ The Fund will not purchase Wells Fargo & Company stock. The Fund received Wells Fargo & Company stock from the predecessor SIFE Trust Fund when it was reorganized into the Fund. These shares will be disposed of in an orderly fashion by February 22, 2004, as permitted by an order issued by the Securities and Exchange Commission under the Investment Company Act of 1940.

                                                     Sector Funds Prospectus  15

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The historical information shown for the Wells Fargo Fund below reflects the historical information for the SIFE Trust Fund.

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP audited this information which, along with their report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                CLASS A SHARES--COMMENCED
                                                ON JULY 2, 1962
                                                -------------------------------------------------------------------------------
                                                    Dec 31,        Dec. 31,       Dec. 31,        Dec. 31,         Dec. 31,
For the period ended:                                 2001           2000           1999             1998             1997
                                                ------------------------------------------------------------------------------
Net asset value, beginning of period                 $   5.80       $   5.21       $   6.26       $     6.45       $     4.86

Income from investment operations:
  Net investment income (loss)                           0.06           0.08           0.07             0.07             0.08
  Net realized and unrealized gain (loss) on
  investments                                           (0.24)          0.96          (0.56)            0.24             2.07

Total from investment operations                        (0.18)          1.04          (0.49)            0.31             2.15

Less distributions:
  Dividends from net investment income                  (0.06)         (0.08)         (0.07)           (0.07)           (0.08)
  Distributions from net realized gain                  (0.18)         (0.37)         (0.49)           (0.43)           (0.48)

Total from distributions                                (0.24)         (0.45)         (0.56)           (0.50)           (0.56)

Net asset value, end of period                       $   5.38       $   5.80       $   5.21       $     6.26       $     6.45

Total return (not annualized)/1/                         (2.9)%         21.0%         (8.5)%             5.1%            44.8%

Ratios/supplemental data:
  Net assets, end of period (000s)                   $562,087       $645,707       $775,393       $1,015,390       $1,049,451

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                1.25%          1.25%          1.25%            1.25%            1.25%
  Ratio of net investment income (loss) to
  average net assets                                     1.15%          1.48%          1.07%            1.04%            1.38%

Portfolio turnover                                         11%            16%            25%              31%              63%
-------------------------------------------------------------------------------------------------------------------------------

/1/  Total returns do not include any sales charges.
/2/  For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

16  Sector Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES--COMMENCED                                         CLASS C SHARES--COMMENCED
ON MAY 1, 1997                                                    ON MAY 1, 1997
----------------------------------------------------------------------------------------------------------------------------
 Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
  2001          2000        1999         1998         1997/2/       2001         2000         1999       1998       1997/2/
----------------------------------------------------------------------------------------------------------------------------
$  5.80        $  5.21     $  6.26      $  6.45      $  5.41       $ 5.79        $ 5.20      $ 6.24     $ 6.46     $ 5.41


   0.01           0.03        0.00         0.00         0.01         0.01          0.02        0.00       0.00       0.01

  (0.24)          0.96       (0.56)        0.24         1.53        (0.24)         0.96       (0.55)      0.21       1.54

  (0.23)          0.99       (0.56)        0.24         1.54        (0.23)         0.98       (0.55)      0.21       1.55


  (0.01)         (0.03)       0.00         0.00        (0.02)       (0.01)        (0.02)       0.00       0.00      (0.02)
  (0.18)         (0.37)      (0.49)       (0.43)       (0.48)       (0.18)        (0.37)      (0.49)     (0.43)     (0.48)

  (0.19)         (0.40)      (0.49)       (0.43)       (0.50)       (0.19)        (0.39)      (0.49)     (0.43)     (0.50)

$  5.38        $  5.80     $  5.21      $  6.26      $  6.45         5.37        $ 5.79      $ 5.20     $ 6.24     $ 6.46

   (3.9)%         19.8%       (9.4)%        4.1%        28.9%        (3.9)%        19.8%       (9.3)%      3.6%      29.1%


$24,732        $26,965     $31,250      $39,294      $16,115       $2,071        $2,139      $3,197     $3,551     $1,320


   2.25%          2.25%       2.25%        2.25%        2.22%        2.25%        2.25%        2.25%      2.25%      2.25%

   0.16%          0.50%       0.06%        0.00%        0.30%        0.16%        0.50%        0.06%      0.00%      0.30%

     11%            16%         25%          31%          63%          11%          16%          25%        31%        63%
----------------------------------------------------------------------------------------------------------------------------

                                                     Sector Funds Prospectus  17

Specialized Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Managers:   Michael Dauchot, M.D. is the lead portfolio manager and is supported by Dresdner RCM Global Investors LLC's Health
                      Care Team.

--------------------------------------------------------------------------------
Investment Objective
The Specialized Health Sciences Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Strategies
We seek long-term capital appreciation by investing in equity securities of U.S. and foreign health sciences companies. We invest principally in equity securities of health sciences companies based in at least three countries, including the U.S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in securities of health sciences companies; .. up to 30% of total assets in foreign investments;
..  up to 15% of total assets in equity securities of issuers with market capitalization below $100 million at the time of purchase; and .. principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

18  Sector Funds Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. The Fund concentrates its investments in the health sciences sector, typically pharmaceutical, research and development, biotechnology, health care and health maintenance organizations, and health care-related products and services companies. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Sector Funds Prospectus  19

Sub-Adviser's Prior Performance History
--------------------------------------------------------------------------------

The performance information shown below represents performance of the Class N shares of the Dresdner RCM Global Health Care Fund, an open-end management investment company with an investment objective and investment strategies that are substantially identical to those of the Fund. The Wells Fargo Fund is expected to be managed using a substantially similar investment approach. The information presented below is net of actual fees charged to that fund. Please remember that prior performance is no guarantee of future results.


Class N Calendar Year Returns/1/

  [GRAPH]

'97   30.00
'98   25.57
'99   28.74
'00   73.37
'01  (13.80)

Average annual total return                                                                   Since
for the period ended 12/31/01                                                  1 year        Inception
Global Health Care Fund Class N/2/ (Incept. 12/31/96)                        (13.80)%         25.72%
S&P 500 Index/3/                                                             (11.88)%         10.70%

/1/ Past performance assumes reinvestment of all distributions at net assets value.
/2/ The Wells Fargo Specialized Health Sciences Fund charges certain other fees not applicable to the Class N shares of the Dresdner RCM Global Health Care Fund shown above. If the fee and expense structure applicable to the Specialized Health Sciences Fund had been used, performance shown would be lower.
/3/  S&P Index is a registered trademark of Standard and Poor's.

20  Sector Funds Prospectus

Specialized Health Sciences Fund                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            CLASS A SHARES--   CLASS B SHARES--   CLASS C SHARES--
                                                            COMMENCED          COMMENCED          COMMENCED
                                                            ON APRIL 2, 2001   ON APRIL 2, 2001   ON APRIL 2, 2001
                                                            ------------------------------------------------------
                                                            Sept. 30,          Sept. 30,          Sept. 30,
For the period ended:                                          2001               2001               2001
                                                            ------------------------------------------------------
Net asset value, beginning of period                         $ 10.00            $ 10.00           $ 10.00

Income from investment operations:
  Net investment income (loss)                                 (0.03)             (0.06)            (0.06)
  Net realized and unrealized gain (loss)
    on investments                                             (0.27)             (0.28)            (0.28)

Total from investment operations                               (0.30)             (0.34)            (0.34)

Less distributions:
  Dividends from net investment income                          0.00               0.00              0.00
  Distributions from net realized gain                          0.00               0.00              0.00

Total from distributions                                        0.00               0.00              0.00

Net asset value, end of period                               $  9.70            $  9.66           $  9.66

Total return/1/                                                (3.00)%            (3.40)%           (3.40)%

Ratios/supplemental data:
  Net assets, end of period (000s)                           $12,331            $16,320           $ 2,277

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                       1.65%              2.40%             2.40%
  Ratio of net investment income (loss)
    to average net assets                                      (0.95)%            (1.67)%           (1.71)%

Portfolio turnover                                                48%                48%               48%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)/2/                                               2.66%              3.46%             3.99%
-----------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                     Sector Funds Prospectus  21

Specialized Technology Fund
--------------------------------------------------------------------------------

Portfolio Managers:   Huachen Chen, CFA; Walter C. Price, Jr., CFA

--------------------------------------------------------------------------------
Investment Objective
The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

-------------------------------------------------------------------------------
Investment Strategies
We invest in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

--------------------------------------------------------------------------------
Permitted Investments
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in securities of technology companies.
..  up to 50% of total assets in foreign securities;
..  up to 25% of total assets in any one foreign country, although investments in
   Japan may exceed this limitation;
.. primarily in issuers with an average market capitalization of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalization below $100 million; and
.. principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

We may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

22  Sector Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund's investments in technology companies, the Fund will be more susceptible than more diversified funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased expenses and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Sector Funds Prospectus  23

Specialized Technology Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                   CLASS A SHARES--COMMENCED
                                                   ON SEPTEMBER 18, 2000
                                                   --------------------------------------
                                                         Sept. 30,       Sept. 30,
For the period ended:                                      2001            2000
                                                   --------------------------------------
Net asset value, beginning of period                      $ 10.11         $ 10.00

Income from investment operations:
   Net investment income (loss)                             (0.02)           0.00
   Net realized and unrealized gain (loss)
     on investments                                         (7.07)           0.11

Total from investment operations                            (7.09)           0.11

Less distributions:
   Dividends from net investment income                      0.00            0.00
   Distributions from net realized gain                      0.00            0.00

Total from distributions                                     0.00            0.00

Net asset value, end of period                            $  3.02         $ 10.11

Total return/1/                                            (70.13)%          1.10%

Ratios/supplemental data:
   Net assets, end of period (000s)                       $22,946         $42,626

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                   1.75%           1.75%
   Ratio of net investment income (loss) to
     average net assets                                    (0.47)%         (0.13)%

Portfolio turnover                                            773%              7%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed
  expenses (annualized)/2/                                   2.00%           2.02%
-----------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24  Sector Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS B SHARES--COMMENCED               CLASS C SHARES--COMMENCED
ON SEPTEMBER 18, 2000                   ON SEPTEMBER 18, 2000
--------------------------------------------------------------------------------
      Sept. 30,         Sept. 30,             Sept. 30,           Sept. 30,
        2001              2000                  2001                2000
--------------------------------------------------------------------------------
      $ 10.11             $ 10.00              $ 10.11             $ 10.00


        (0.06)               0.00                (0.06)               0.00

        (7.05)               0.11                (7.05)               0.11

        (7.11)               0.11                (7.11)               0.11


         0.00                0.00                 0.00                0.00
         0.00                0.00                 0.00                0.00

         0.00                0.00                 0.00                0.00

      $  3.00             $ 10.11              $  3.00             $ 10.11

       (70.33)%              1.10%              (70.33)%              1.10%


      $34,218             $52,958              $ 7,320             $14,176


         2.50%               2.50%                2.50%               2.50%

        (1.24)%             (0.88)%              (1.22)%             (0.90)%

          773%                  7%                 773%                  7%


         2.72%               2.77%                2.66%               2.77%

--------------------------------------------------------------------------------

                                                     Sector Funds Prospectus  25

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

..  Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.
..  We cannot guarantee that a Fund will meet its investment objective.
.. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good any such losses.
.. Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.
..  An investment in a single Fund, by itself, does not constitute a complete investment plan.
.. Certain Funds, such as the Specialized Technology Fund, employ an active trading strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.
.. The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.
.. Certain Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

26  Sector Funds Prospectus

--------------------------------------------------------------------------------

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

                                                     Sector Funds Prospectus  27

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"), greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors"
section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

28  Sector Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each Fund. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                          SIFE SPECIALIZED        SPECIALIZED         SPECIALIZED
                                                                         FINANCIAL SERVICES     HEALTH SCIENCES       TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                    PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for        Leverage Risk                             X                     X                  X
temporary purposes (e.g. to meet
shareholder redemptions).

Forward Commitment, When-Issued
and Delayed Delivery Transactions      Interest Rate, Leverage                   X
Securities bought or sold for          and Credit Risk
delivery at a later date or bought
or sold for a fixed price at a
fixed date.

Foreign Securities
Equity securities issued by a          Foreign Investment,
non-U.S. company, which may be in      Regulatory, Liquidity and                                      X                  X
the form of an ADR or similar          Currency Risk
investment, or debt securities of
a non-U.S. company or foreign
government.

Illiquid Securities
A security which may not be sold       Liquidity Risk                            X                    X                  X
or disposed of in the ordinary
course of business within seven
days at the value determined by
the Fund. Limited to 15% of net
assets.

Loans of Portfolio Securities
The practice of loaning                Counter-Party
securities to brokers, dealers         and Leverage                              X                    X                  X
and financial institutions to          Risk
increase return on those
securities. Loans may be made
up to 1940 Act limits (currently
one-third of total assets,
including the value of the
collateral received).

Options
The right or obligation to             Liquidity Risk
receive or deliver a security
or cash payment depending on                                                     X                    X                  X
the security's price or the
performance of an index or
benchmark. Types of options
used may include: options on
securities, options on a stock
index, stock index futures and
options on stock index futures
to protect liquidity and
portfolio value.

                                                     Sector Funds Prospectus  29

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

                                                                          SIFE SPECIALIZED        SPECIALIZED         SPECIALIZED
                                                                         FINANCIAL SERVICES     HEALTH SCIENCES       TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                    PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
Investments by the Fund in             Market Risk
shares of other mutual funds,                                                     X                    X                   X
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition
to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly       Liquidity Risk
traded but which may or may not                                                   X                    X                   X
be resold in accordance with
Rule 144A of the Securities
Act of 1933.

Repurchase Agreements
A transaction in which the seller      Counter-Party Risk
of a security agrees to buy back                                                  X                   X                    X
a security at an agreed upon time
and price, usually with interest.

Small Company Securities
Investments in small companies,        Small Company
which may be less liquid and more      Investment, Market                                             X                    X
volatile than investments in           and Liquidity Risk
larger companies.

30  Sector Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment adviser to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment adviser to the Norwest Advantage Family of Funds, merged in November 1998. The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The performance and financial statement history of the Fund has been assumed by the Wells Fargo Funds Trust. The succession transaction was approved by shareholders of the SIFE Trust Fund on January 31, 2002.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

-----------------------------------------------------------------------------------------------------------------------------
                                                  BOARD OF TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
                                          Supervises the Funds' activities
-----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT ADVISER                                                 CUSTODIAN(S)
-----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC          Wells Fargo Bank Minnesota, N.A.          State Street Bank and Trust Co.
525 Market St.                             6th St. & Marquette                       225 Franklin Street
San Francisco, CA                          Minneapolis, MN                           Boston, MA

Manages the Funds' investment              Provides safekeeping for the              Provides safekeeping for the SIFE
activities                                 Specialized Health Sciences and           Specialized Financial Services Fund's
                                           Specialized Technology Funds' assets      assets
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT SUB-ADVISER(S)
-----------------------------------------------------------------------------------------------------------------------------
                                                   Varies by Fund
                                    See Individual Fund Descriptions for Details
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHAREHOLDER
                                                    TRANSFER                                       SERVICING
     ADMINISTRATOR                                   AGENT                                          AGENTS
-----------------------------------------------------------------------------------------------------------------------------
   Wells Fargo Funds Management, LLC               Boston Financial Data Services, Inc.         Various Agents
   525 Market St.                                  Two Heritage Dr.
   San Francisco, CA                               Quincy, MA

   Manages the Funds' business activities          Maintains records of shares and              Provide services
                                                   supervises the paying of dividends           to customers
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                     FINANCIAL SERVICES FIRMS AND SELLING AGENTS
-----------------------------------------------------------------------------------------------------------------------------
                           Advise current and prospective shareholders on Fund investments
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                    SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------

                                                     Sector Funds Prospectus  31

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Investment Adviser
Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As of September 30, 2001, Funds Management and its affiliates managed over $155 billion in assets. For providing these services, Funds Management is entitled to receive fees as described in the "Summary of Expenses" section at the front of this Prospectus.

The Sub-Advisers
Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the SIFE Specialized Financial Services Fund, and in this capacity is responsible for the day-to-day investment management activities of the Fund. WCM provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2001, WCM managed assets aggregating in excess of $99 billion.

Dresdner RCM Global Investors LLC ("Dresdner"), wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is wholly owned by Dresdner Bank AG, a subsidiary of Allianz AG. Dresdner is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and is responsible for the day-to-day investment management activities of the Funds. As of September 30, 2001, Dresdner and its affiliates managed over $37 billion in assets.

The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator
Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Funds Management is entitled to receive an annual fee of 0.15% of the average daily net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee and certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

32  Sector Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

..  Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.
.. Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.
.. Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares depends on how long you intend to hold Fund shares before redeeming them.

Orders for Class B shares of $250,000 or more either will be treated as orders for Class A shares or will be refused. For Class C shares, orders of $1,000,000 or more, including orders which, because of a right of accumulation or letter of intent, would qualify for the purchase of Class A shares without an initial sales charge, also either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule
If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

                                                     Sector Funds Prospectus  33

A Choice of Share Classes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
--------------------------------------------------------------------------------

                                FRONT-END SALES            FRONT-END SALES
                                  CHARGE AS %                CHARGE AS %
       AMOUNT                     OF PUBLIC                OF NET AMOUNT
     OF PURCHASE                OFFERING PRICE                INVESTED
Less than $50,000                   5.75%                      6.10%

$50,000 to $99,999                  4.75%                      4.99%

$100,000 to $249,999                3.75%                      3.90%

$250,000 to $499,999                2.75%                      2.83%

$500,000 to $999,999                2.00%                      2.04%

$1,000,000 and over/1/              0.00%                      0.00%

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

Class B Share CDSC Schedule
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
-----------------------------------------------------------------------------------------------------------------------
REDEMPTION WITHIN         1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS     6 YEARS     7 YEARS      8 YEARS
CDSC                      5.00%       4.00%       3.00%       3.00%       2.00%       1.00%       0.00%       A shares

The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


Class C Share CDSC Schedule
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is applied to the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

34  Sector Funds Prospectus

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

Class A Share Reductions

..  You pay no sales charges on Fund shares you buy with reinvested distributions.
.. You pay no sales charges on SIFE Specialized Financial Services Fund share purchases if you were a shareholder or designated beneficiary of the SIFE Trust Fund who, pursuant to a written exchange offer, exchanged Class A-I shares into Class A-II shares of the SIFE Trust Fund.
..  You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.
.. By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
.. Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.
.. No Sales Charge Repayment Privilege, if you were invested in Class A shares of the predecessor portfolio to the SIFE Specialized Financial Services Fund, you have the privilege of repurchasing shares previously redeemed with no sales charge, up to the dollar amount of shares previously redeemed. Any repurchases made under this privilege must be noted on the check as a "repayment." Please be aware that not all broker/dealers recognize this repayment privilege, and that this repayment feature will no longer be available for repurchases made after May 1, 2002.
.. You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.
.. You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

..  a family unit, including children under the age of twenty-one or single trust estate;
.. a trustee or fiduciary purchasing for a single fiduciary relationship; or .. the members of a "qualified group" which consists of a "company" (as defined in the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                                                     Sector Funds Prospectus  35

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

                  How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Class B and Class C Share CDSC Waivers

.. You pay no CDSC on Fund shares you purchase with reinvested distributions. .. We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)
.. We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)
..  We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.
..  We waive the Class C share CDSC for certain types of accounts.

For Class B shares, no CDSC is imposed on withdrawals that meet all of the following circumstances:

.. withdrawals are made by participating in the Systematic Withdrawal Program; .. withdrawals up to 10% of your fund assets (including "free shares")
   annually based on your anniversary date in the Systematic Withdrawal Program; and
..  you participate in the dividend and capital gain reinvestment program.

Waivers for Certain Parties
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

..  Current and retired employees, directors/trustees and officers of:
   .  Wells Fargo Funds (including any predecessor funds);
   .  Wells Fargo & Company and its affiliates;
   .  and the family members of any of the above.
..  Current employees of:
   .  Stephens Inc. and its affiliates;
   .  broker/dealers who act as selling agents;
   .  Boston Financial Data Services, Inc.;
   . and immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information.

You also may buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

36  Sector Funds Prospectus

--------------------------------------------------------------------------------

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms conditions discussed here.

Distribution Plan
We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The annual fees paid under this Plan are 0.75% of the average daily net assets of each of the Class B and Class C shares of the Funds.

These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                     Sector Funds Prospectus  37

Exchanges
--------------------------------------------------------------------------------

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  You should carefully read the prospectus for the Fund into which you wish to exchange.
..  Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.
..  Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
.. Exchanges may be made between like share classes. Class C shares of non-money market Funds may be exchanged for Class A shares of money market Funds. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market Funds. Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges of Class B shares into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.
.. In order to discourage excessive exchange activity that could result in additional expenses and lower returns for the Funds, the Funds may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3-month period, or seem to be following a timing pattern.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

38  Sector Funds Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

.. As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.
..  Each Fund's investments are generally valued at current market prices.
   Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. We may be required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.
.. We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.
.. We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m.
   (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day.
   Requests we receive after the cutoff time are processed the next business day.
..  The Funds are open for business on each day the NYSE is open for business.
   NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Fund Shares

..  By opening an account directly with the Fund (simply complete and return a
   Wells Fargo Funds Application with proper payment);
.. Through a brokerage account with an approved selling agent; or .. Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor or their affiliates in connection with the sale of Fund shares.

                                                     Sector Funds Prospectus  39

Your Account
--------------------------------------------------------------------------------

Minimum Investments
.. $1,000 per Fund minimum initial investment; or .. $100 per Fund if you use the Systematic Purchase Program; and .. $100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

40  Sector Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
.. Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.
.. Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Specialized Technology Fund, Class B." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.
..  All purchases must be made with U.S. dollars and all checks must be drawn on
   U.S. banks.
..  You may start your account with $100 if you elect the Systematic Purchase
   Program option on the Application.


..  Mail to: Wells Fargo Funds         Overnight Mail Only: Wells Fargo Funds
            P.O. Box 8266                                  ATTN: CCSU-Boston Financial
            Boston, MA 02266-8266                          66 Brooks Drive
                                                           Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
..  Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
..  Enclose the payment stub/card from your statement if available.
..  Mail to: Wells Fargo Funds
            P.O. Box 8266
            Boston, MA 02266-8266

                                                     Sector Funds Prospectus  41

Your Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
..  You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.
..  If you do not currently have an account, complete a Wells Fargo Funds
   Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
..  All purchases must be made with U.S. dollars.
.. Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

..  Overnight Application to:   Wells Fargo Funds
                               ATTN: CCSU-Boston Financial
                               66 Brooks Drive
                               Braintree, MA 02184

..  Wire money to:              State Street Bank & Trust             Attention:
                               Boston, MA                            Wells Fargo Funds (Name
                                                                     of Fund, Account Number,
                               Bank Routing Number:                  and Share Class)
                               ABA 011 000028
                                                                     Account Name:
                               Wire Purchase Account Number:         (Registration Name
                               9905-437-1                            Indicated on Application)

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
.. Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.


..  Wire money to:              State Street Bank & Trust             Attention:
                               Boston, MA                            Wells Fargo Funds (Name
                                                                     of Fund, Account Number,
                               Bank Routing Number:                  and Share Class)
                               ABA 011 000028
                                                                     Account Name:
                               Wire Purchase Account Number:         (Registration Name
                               9905-437-1                            Indicated on Account)

42  Sector Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
.. You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 2 to use our Automated Voice Response service to either:

.. transfer at least $1,000 from a linked settlement account, or .. exchange at least $1,000 worth of shares from an existing Wells Fargo Funds
   Account.

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
..  Call Investor Services at 1-800-222-8222, option 0 for an Investor Services
   Representative or option 2 to use our Automated Voice Response service to either:

   . transfer at least $100 from a linked settlement account, or . exchange at least $100 worth of shares from an existing Wells Fargo Funds
      Account.

                                                     Sector Funds Prospectus  43

Your Account
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------
.. Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
..  Make sure all the account owners sign the request exactly as their names appear on the account application.
.. You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
.. Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
..  Mail to: Wells Fargo Funds
            P.O. Box 8266
            Boston, MA 02266-8266

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
..  Call Investor Services at 1-800-222-8222, option 0 for an Investor Services
   Representative or option 2 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.
..  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
.. You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
..  Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.
.. Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer
   Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
.. We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

44  Sector Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------
.. We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.
..  Your redemptions are net of any applicable CDSC.
.. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
.. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
.. Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                     Sector Funds Prospectus  45

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs
These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic Withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

.. Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.
.. Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
.. Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

   .  must have a Fund account valued at $10,000 or more;
   . must have your distributions reinvested; and . may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions
The Funds in this Prospectus pay distributions of net investment income and capital gain, if any, at least annually.

We offer the following distribution options:

.. Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.
.. Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.
.. Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

46  Sector Funds Prospectus

-------------------------------------------------------------------------------

..  Directed Distribution Purchase Option--Lets you buy shares of a different
   Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations.

As required by the Internal Revenue Code, we will pass on to you substantially all of a Fund's net investment income and realized capital gains. Distributions of a Fund's ordinary income, net short-term capital gain and income from certain other sources will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

Foreign residents may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may be subject to back-up withholding.

                                                     Sector Funds Prospectus  47

Portfolio Managers
--------------------------------------------------------------------------------

Huachen Chen, CFA
Specialized Technology Fund since 2000
Mr. Chen joined Dresdner RCM Global Investors as a securities analyst in 1985 and became a principal with the firm in 1994. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis for the wireless, hardware and international technology areas. He earned his BS from Cornell University in Electrical Engineering and his MS in Materials Science and Engineering from Northwestern University.

Michael Dauchot, M.D.
Specialized Health Sciences Fund since 2001
Dr. Dauchot is a Director of Dresdner RCM Global Investors, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana. He earned his BA in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. from the University of Cincinnati College of Medicine, and his MBA from the J.L. Kellogg School of Management at Northwestern University.

Walter C. Price, Jr., CFA
Specialized Technology Fund since 2000
Mr. Price joined Dresdner RCM Global Investors in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

Michael J. Stead
SIFE Specialized Financial Services Fund and its predecessor since 1995
Mr. Stead joined WCM in February 2002, and previously had been a portfolio manager for SIFE Trust Fund, where he managed the predecessor portfolio to the Fund since May 1995. Prior to joining SIFE, Mr. Stead was employed by Bank of America, as the Senior Credit Officer for the Global Markets Division. Mr. Stead received his undergraduate degree in Economics in 1977, and his MBA in 1982, both from German University Fachhochschule Aachen.

48  Sector Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

American Depository Receipts ("ADRs")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depository Receipts and Global Depository Receipts.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
An increase in the value of a security. See also "total return."

Capitalization
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

Convertible Debt Securities
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Hedge
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Liquidity
The ability to readily sell a security at a fair price.

                                                     Sector Funds Prospectus  49

Glossary
--------------------------------------------------------------------------------

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price ("POP")
The NAV with the sales load added.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index
Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and, unless otherwise indicated, exclude sales loads.

Turnover Ratio
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued
Describes a stock that is believed to be worth more than its current price.

50  Sector Funds Prospectus

-------------------------------------------------------------------------------

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Warrants
The right to buy a stock at a set price for a set time.

                                                     Sector Funds Prospectus  51

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the rebutting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P048 (2/02)
ICA Reg.                                                       [LOGO]
No. 811-09253                                         Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated February 25, 2002

             WELLS FARGO SIFE SPECIALIZED FINANCIAL SERVICES FUND

                         Class A, Class B, and Class C

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Wells Fargo SIFE Specialized Financial Services Fund in the Wells Fargo Funds Trust family of funds (the "Fund"). The Fund is considered to be diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers Class A, Class B, and Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, also dated February 25, 2002. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Fund, which include the portfolio of investments and independent auditor's report for the year ended December 31, 2001, are incorporated herein by reference to the Annual Report. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
Historical Fund Information........................................................    1

Investment Policies................................................................    2

Additional Permitted Investment Activities And Associated Risks....................    4

Management.........................................................................   13

Performance Calculations...........................................................   22

Determination Of Net Asset Value...................................................   26

Additional Purchase And Redemption Information.....................................   26

Portfolio Transactions.............................................................   28

Fund Expenses......................................................................   29

Federal Income Taxes...............................................................   30

Capital Stock......................................................................   34

Other..............................................................................   35

Counsel............................................................................   35

Independent Auditors...............................................................   35

Financial Information..............................................................   36

                          HISTORICAL FUND INFORMATION

     The Wells Fargo SIFE Specialized Financial Services Fund commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware business trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Fund may not:

     (1) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (2) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (3) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities or commercial paper are not deemed to be the making of loans;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (6) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

     (7) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) securities of companies the adviser considers to be in the "financial services" sector, which includes companies such as commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies and consumer and industrial finance companies; nor

     (8) purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Any Fund that is purchased by another Fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or in reliance on an exemptive order granting relief from Section 12(d)(1)(A) that conditions such relief on the existence of this policy, will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

     (2) The Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) The Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) The Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) The Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box").


     (8) Shareholders will receive at least 60 days' notice of any change to the Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Fund. For purposes of monitoring the investment policies and restrictions of the Fund (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by the Fund will be excluded in calculating total assets.

     Bank Obligations
     ----------------

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on interest income payable on and cash realized on the sale of the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Borrowing
     ---------

     The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Fund may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Fund in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------

     The Fund may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer.

Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Derivative Securities:  Options Trading
     ---------------------------------------

     The Fund may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Fund holds an offsetting call on the same instrument or index as the call written. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     The Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If the Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which the Fund may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When the Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Fund may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect the Fund against an increase in the prices of stocks that the Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where the Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, the Fund risks the loss of the premium paid for the option. The Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by the Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Financial Services Sector (Concentration)
     -----------------------------------------

     Financial services are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that, in periods of tight money or high inflation, the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. Further, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased competition. Increased competition, with attendant pressure on financial institution profitability, may also result from legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Fund. In addition, institutions such as insurance companies that hold large portions of their capital in marketable securities are subject to the risks of the securities market.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Fund may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments.

     Foreign Securities
     ------------------

     The Fund may invest in foreign securities through American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. Generally, ADRs in registered form are designed for use in U.S. securities markets.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
     Transactions
     ------------

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Fund may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     Loans of Portfolio Securities
     -----------------------------

     The Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moodys or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     iShares. The Fund may invest in "iShares" securities, which are index-tracking mutual funds sold in 50,000 share "Creation Units," primarily to institutions or other large investors. iShares seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index.

     Privately Issued Securities
     ---------------------------

     The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the investment adviser to be "illiquid" are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities. The investment adviser, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Short Sales
     -----------

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the Fund will be "against the box." The Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

     Warrants
     --------

     The Fund may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moodys Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

     Trustees and Officers.  The Board of Trustees ("Board") of the Trust
     ----------------------
supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the 70 Funds comprising the Trust, the 9 Funds comprising Wells Fargo Variable Trust and the 15 portfolios comprising Wells Fargo Core Trust (collectively the "Fund Complex"). The address of each Trustee and Officer, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.



                     Position Held with
Name, Age and            Registrant/           Principal Occupation(s)
Address              Length of Service/1/      During Past 5 Years               Other Directorships
-------              -------------------       -------------------               --------------------

                                        INDEPENDENT TRUSTEES
Thomas S. Goho, 59        Trustee,             Wake Forest University,              N/A
                          since 1987           Calloway School of Business and
                                               Accountancy, Benson-Pruitt
                                               Professorship since 1999,
                                               Associate Professor of Finance
                                               1994-1999.


Peter G. Gordon, 59       Lead Trustee         Chairman, CEO and Co-Founder of      N/A
                          Trustee              Crystal Geyser Water Company
                          since 1998           since 1977, and President of
                                               Crystal Geyser Roxane Water
                                               Company from 1989 to 2001.

                          Position Held with
 Name, Age and            Registrant/              Principal Occupation(s)
 Address                  Length of Service/1/       During Past 5 Years             Other Directorship
 -------                  -------------------        -------------------             -------------------
Richard M. Leach, 68      Trustee,                  President of Richard M. Leach     N/A
                          since 1987                Associates (a financial
                                                    consulting firm) since 1992.


Timothy J. Penny, 50      Trustee,                  Senior Counselor to the public    N/A
                          since 1996                relations firm of Himle-Horner
                                                    since 1995 and Senior Fellow at
                                                    the Humphrey Institute,
                                                    Minneapolis, Minnesota (a
                                                    public policy organization)
                                                    since 1995.



Donald C. Willeke, 61     Trustee,                  Principal of the law firm of      N/A
                          since 1996                Willeke & Daniels.


                                        INTERESTED/2/ TRUSTEES

Robert C. Brown, 70       Trustee,                  Director, Federal Farm Credit     N/A
                          since 1992                Banks Funding Corporation and
                                                    Farm Credit System Financial
                                                    Assistance Corporation from
                                                    February 1993 to February 1999.


W. Rodney Hughes, 75      Trustee,                  Private Investor.                 Barclays Global Investor
                          since 1987                                                  Funds/Master Investment
                                                                                      Portfolio
                                                                                      23 portfolios

J. Tucker Morse, 57       Trustee,                  Private Investor/Real Estate      N/A
                          since 1987                Developer; Chairman of White
                                                    Point Capital, LLC.


                                               OFFICERS

Michael J. Hogan, 43      President,                Executive Vice President of       N/A
                          since 2000                Wells Fargo Bank, N.A. since
                                                    July 1999.  President of Wells
                                                    Fargo Funds Management, LLC
                                                    since March 2001.  Senior Vice
                                                    President of Wells Fargo Bank,
                                                    N.A. from April 1997 to May
                                                    1999.  Vice President of
                                                    American Express Financial
                                                    Advisors from May 1996 to April
                                                    1997, and

                          Position Held with
 Name, Age and            Registrant/              Principal Occupation(s)
 Address                  Length of Service/1/       During Past 5 Years             Other Directorship
 -------                  -------------------        -------------------             -------------------
                                                    Director of American Express
                                                    Financial Advisors from
                                                    March 1993 to May 1996.

Karla M. Rabusch, 42      Treasurer,                Senior Vice President of Wells    N/A
                          since 2000                Fargo Bank, N.A., since May
                                                    2000.  Senior Vice President
                                                    and Chief Administrative
                                                    Officer of Wells Fargo Funds
                                                    Management, LLC since March
                                                    2001.  Vice President of Wells
                                                    Fargo Bank, N.A. from December
                                                    1997 to May 2000.  Prior
                                                    thereto, Director of Managed
                                                    Assets Investment Accounting of
                                                    American Express Financial
                                                    Advisors from May 1994 to
                                                    November 1997.

C. David Messman, 41      Secretary,                Vice President and Senior         N/A
                          since 2000                Counsel of Wells Fargo Bank,
                                                    N.A. since January 1996.  Vice
                                                    President and Secretary of
                                                    Wells Fargo Funds Management,
                                                    LLC since March 2001.

________________
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities.

/2/   Basis of Interestedness.  Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

     Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Fund Complex. The Nominating Committee considers nominees that are recommended by the Trustees in their sole discretion to fill any vacancies occurring on the Board. Pursuant to the rules under the 1940 Act, only independent Trustees may select and nominate other independent Trustees for the Trust. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met October 24, 2000,

February 6, 2001, May 8, 2001 and August 7, 2001 during the Funds' most recently completed fiscal year.

     Compensation. Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended September 30, 2001, the Trustees received the following compensation:

                              Compensation Table
                         Year Ended September 30, 2001
                         -----------------------------
           Trustee                                      Compensation
           -------                                      ------------
                             INDEPENDENT TRUSTEES

           Donald H. Burkhardt*                            $12,250
           Jack S. Euphrat*                                $12,250
           Thomas S. Goho                                  $57,000
           Peter G. Gordon                                 $57,000
           Richard M. Leach                                $56,750
           Timothy J. Penny                                $57,000
           Donald C. Willeke                               $57,000
                              INTERESTED TRUSTEES
           Robert C. Brown                                 $56,000
           W. Rodney Hughes                                $56,000
           J. Tucker Morse                                 $55,000


_______________
*Retired as of 12/31/00

     Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001- $50,000; C = $50,001-$100,000; and D = and over $100,000.

                  Beneficial Equity Ownership in Fund Complex
                     Calendar Year Ended December 31, 2001
                     -------------------------------------

------------------------------------------------------------------------------
Trustee              Dollar Range of Equity        Aggregate Dollar Range of
                     Securities of the Fund        Equity Securities of Fund
                                                            Complex
------------------------------------------------------------------------------
                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------
Peter G. Gordon                 0                            B
------------------------------------------------------------------------------
Thomas S. Goho                  0                            D
------------------------------------------------------------------------------
Richard M. Leach                0                            B
------------------------------------------------------------------------------
Timothy J. Penny                0                            A
------------------------------------------------------------------------------
Donald C. Willeke               0                            D
------------------------------------------------------------------------------
                        INTERESTED TRUSTEES
------------------------------------------------------------------------------
Robert C. Brown                 0                            D
------------------------------------------------------------------------------
W. Rodney Hughes                0                            D
------------------------------------------------------------------------------
J. Tucker Morse                 0                            D
------------------------------------------------------------------------------


     Ownership of Securities of Adviser, Distributor, or Related Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.

     Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is required to approve the advisory and sub-advisory contracts (collectively, the "Advisory Agreements") for the Fund. At the regular meeting called, in part, for this purpose on August 7, 2001, the Board was provided with quantitative and qualitative information to assist it in evaluating the terms of the Advisory Agreements, including comparative fee information, a description of the investment philosophy, experience and senior management of the investment adviser and sub-adviser (individually, an "Adviser" and collectively, "Advisers"), and a description of the quality and nature of the services provided by the Advisers.

     Before approving the Advisory Agreement with Funds Management, the Board analyzed the Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, Rule 12b-1/distribution fees, transfer agency and custody fees.

     The Board then reviewed statistical information regarding the expenses of the Fund and the expenses and performance information for a "Peer Group" of the Fund, a group of funds that the Adviser determined was similar to the Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based benchmark. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information, including information regarding the fees and expenses of the predecessor fund and the reasons for the differences in the Fund's fees and expenses. The Board then reviewed the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) contractual advisory fees, and (iv) projected contractual advisory fees for the Fund as compared to its Peer Group and Lipper Group.

     The Board then analyzed the Adviser's background and the services it would provide to the Fund. For example, the Board reviewed and discussed the investment philosophy and experience of the Adviser. The Board discussed the fact that the Adviser has established an investment program for the Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Fund. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also considered the background and experience of the senior management of the Adviser and the level of attention given to the Fund by senior investment personnel of the Adviser.

     In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered that the predecessor fund's portfolio manager had been retained to maintain the continuity of Fund management by by the sub-adviser, and reviewed the performance record of the fund under that portfolio manager. The Board also reviewed the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from the sub-adviser, and reviewed the qualifications, backgrounds and responsibilities of other staff joining the sub-adviser from the predecessor fund's management staff who would be performing investment services for the Fund.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on an analysis of advisory fees paid by the Fund compared to other similar funds, the scope of each Adviser's background and experience, and the quality of services provided by each Adviser.

     Investment Adviser.  Wells Fargo Funds Management, LLC ("Funds Management,"
     ------------------
or the "Adviser"), the Fund's Adviser, is an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, and was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. The Fund's Adviser is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, the Adviser is entitled to receive an annual fee of 0.95% of the Fund's average daily net assets.

     Prior to February 25, 2002, SIFE acted as investment adviser to the Fund, and was entitled to receive an annual fee of 1.25% of the Fund's average daily net assets. During the past three years SIFE was paid investment advisory fees of $9,319,732 (2001), $9,295,394 (2000), and $13,497,674 (1999).

     Investment Sub-Adviser.  Funds Management has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as investment sub-adviser to the Fund. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Funds Management and the Trust, WCM makes recommendations regarding the investment and reinvestment of the Fund's assets. WCM furnishes to Funds Management periodic reports on the investment activity and performance of the Fund. WCM and also furnishes such additional reports and information as Funds Management and the Trust's Board of Trustees and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to WCM.

     As compensation for its sub-advisory services to the Fund, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of the Fund's average daily net assets, 0.20% of the next $200 million in net assets, and 0.15% of net assets over $400 million. These fees may be paid by Funds Management or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

     Administrator.  The Trust has retained Funds Management as Administrator on
     -------------
behalf of the Fund. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. For providing these services, the Administrator is entitled to receive an annual fee of 0.15% of the Fund's average daily net assets.

     Prior to February 25, 2002, SIFE served as the predecessor Fund's Administrator and was compensated only in its capacity as investment adviser under the predecessor fund's Investment Advisory Agreement.

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Class B and Class C shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Fund pay Stephens an annual fee of 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Fund and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Prior to February 25, 2002, SIFE served as the predecessor fund's Distributor. For the fiscal year ended December 31, 2001, the predecessor fund paid service and distribution fees to SIFE as follows: Class A-II - $309,618; Class B - $253,794; Class C - $20,983.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, act as selling agents for the Fund's shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells

Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Fund and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares.

     Shareholder Servicing Agent.  The Fund has approved a Servicing Plan and
     ---------------------------
has entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to an annual fee of 0.25% of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian and Fund Accountant.  State Street Bank and Trust Co. ("State
     -----------------------------
Street"), located at 225 Franklin Street, Boston, Massachusetts 02110-2804, acts as custodian and fund accountant for the Fund. As custodian, among other things, State Street maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, State Street receives an annual fee of 0.02% of the Fund's average daily net assets. As Fund Accountant, among other things, State Street performs valuation analyses of the fund's portfolio and calculates each Class's net asset value ("NAV"). For its services as Fund Accountant, State Street is entitled to receive a monthly base fee of $2,000 from the Fund. In addition, the Fund pays a monthly fee of $1,000 per class greater than one, and State Street is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of the Fund.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Fund on a continuous basis.

     Code of Ethics.  The Fund Complex, the Adviser, the Sub-Adviser and
     --------------
Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of the fund or investment adviser; (ii) any employee of the fund or investment adviser (or any company in a control relationship to the fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by the fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the fund or investment adviser who obtains information concerning recommendations made to the fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Fund Complex, Adviser, Sub-Adviser and Stephens are on public file with, and are available from, the SEC.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund or a Class of shares in the Fund may be useful in reviewing the performance of the Fund or a Class of shares and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of a Class of shares in the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Fund. Annual and Semi-Annual Reports for the Fund may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return:  The Fund may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

     Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV\\D\\") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)/n/=ATV\\D\\.

     Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV\\DR\\"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV\\DR\\.

     All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, is presented in the Prospectus.

     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of managed or unmanaged securities indexes or sub-indexes. For example, the Fund's performance may be compared to the S&P 500 Index or the Dow Jones Industrial Average, which are unmanaged indices of selected common stock prices. The performance of the Fund or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields or total return, as reported by Lipper, or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Funds Management, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may disclose in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Wells Fargo Funds Trust Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of March 31, 2001, Funds Management and its affiliates managed over $148 billion in assets.

     The Trust also may discuss in advertising and other types of literature the features, terms and conditions of accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, and Money Market Checking Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank and/or Funds Management as one of the largest money managers in the United States.

     The Trust also may disclose in sales literature the distribution rate on the shares of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. A Fund may be required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     The Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by the SEC by rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares of the Wells Fargo SIFE Specialized Financial Services Fund is as follows:

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                              FRONT-END SALES               FRONT-END SALES                  DEALER
                                CHARGE AS %                   CHARGE AS %                  ALLOWANCE
            AMOUNT               OF PUBLIC                   OF NET AMOUNT               AS % OF PUBLIC
         OF PURCHASE           OFFERING PRICE                  INVESTED                  OFFERING PRICE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Less than $50,000                   5.75%                        6.10%                        5.00%
----------------------------------------------------------------------------------------------------------
$50,000 to $99,999                  4.75%                        4.99%                        4.00%
----------------------------------------------------------------------------------------------------------
$100,000 to $249,999                3.75%                        3.90%                        3.00%
----------------------------------------------------------------------------------------------------------
$250,000 to $499,999                2.75%                        2.83%                        2.25%
----------------------------------------------------------------------------------------------------------
$500,000 to $999,999                2.00%                        2.04%                        1.75%
----------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/              0.00%                        0.00%                        1.00%
----------------------------------------------------------------------------------------------------------

 /1/We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions Through Brokers and/or Their Affiliates.  A
     ------------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in each Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Elimination of Sales Charges for Employees of the Transfer Agent.
     ----------------------------------------------------------------
Employees of Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at net asset value.

     Elimination of CDSCs for Certain Former SIFE Trust Fund Shareholders.
     --------------------------------------------------------------------
Certain former SIFE Trust Fund shareholders exercised the privilege of designating a beneficiary for their account prior to the merger of the SIFE Trust Fund into the Fund. CDSCs are waived for redemptions of Fund shares held by a designated beneficiary as the result of a shareholder's death.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Funds Management is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of Funds Management to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Funds Management generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or WCM. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of the Fund, Funds Management is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Funds Management will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     Funds Management, as the Adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Funds Management. By allocating transactions in this manner, Funds Management is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Funds Management under the advisory contracts, and the expenses of Funds Management will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Funds Management places securities transactions for the Fund may be used by Funds Management in servicing its other accounts, and not all of these services may be used by Funds Management in connection with advising the Fund.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Funds Management deems portfolio changes appropriate. Changes may be made in the portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

                                 FUND EXPENSES

     From time to time, Funds Management and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

     Except for the expenses borne by Funds Management and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Funds Management or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses of the Fund generally describe the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify the Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, the Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses.

     In addition, the Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. As long as the Fund distributes its investment company taxable income and net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss) to its shareholders, the Fund generally will not be subject to federal income taxation on such income and gain. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 the first taxable year. The Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.

     Equalization Accounting.  The Fund may use the so-called "equalization
     -----------------------
accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, the Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service ("IRS") may not have expressly sanctioned the equalization accounting method used by the Fund. Therefore, the use of the method may be subject to IRS scrutiny.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Distributions; Generally.  For federal income tax purposes, the Fund's
     ------------------------
"earnings and profits," as determined for federal income tax purposes, will be determined at the end of the Fund's taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable distributions. Thus, if during a taxable year the Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that the Fund's distributions will not exceed the Fund's cumulative earnings and profits.

     Capital Gain Distributions.  Distributions that are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  In general, a disposition of Fund shares
     --------------------------
pursuant to a redemption (including a redemption in-kind) or an exchange will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed received in the case of an exchange) and the cost of the shares, and long-term capital gain or loss if the shareholder has held such Fund shares for greater than one year at the time of disposition.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the

Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special lower rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. Although, the IRS has yet to issue any official guidance on how the 18% rate would apply to distributions made by a Fund, the IRS has indicated in income tax forms that the lower rate will apply to designated capital gain distributions by the Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several calendar years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Corporate Shareholders.  Corporate shareholders of the Fund may be eligible
     ----------------------
for the dividends-received deduction on distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by the Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on its federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to decrease in future years.

     Tax-Deferred Plan.  The shares of the Fund are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Prospective shareholders should be aware that the
     -------------
investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

     The foregoing discussion and the discussion in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective investors are urged to consult their own tax advisers regarding federal, state, local and foreign taxes applicable to them.

                                 CAPITAL STOCK

     The Fund is one of the funds of the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. The Fund offers Class A, Class B, and Class C shares. Each share in the Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     For the predecessor portfolio, as of January 31, 2002, no shareholder held beneficially or of record 5% or more of a class of the fund or 5% or more of the voting securities of the fund as a whole.

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectuses.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The audited financial statements and the portfolio of investments for the Fund for the fiscal year ended December 31, 2001 were audited by Deloitte & Touch LLP, independent auditors for the predecessor portfolio, and are incorporated herein by reference to the Fund's Annual Report.

                            WELLS FARGO FUNDS TRUST
                        File Nos. 333-74295; 811-09253

                                    PART C
                               OTHER INFORMATION

Item 23.  Exhibits.
          --------

Exhibit
Number                               Description
------                               -----------
(a)           -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(b)           -  Not Applicable.

(c)           -  Not Applicable.

(d)(1)(i)     -  Investment Advisory Agreement with Wells Fargo Funds
                 Management, LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

     (ii)     -  Amended and Restated Fee and Expense Agreement between Wells
                 Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

   (2)(i)     -  Investment Sub-Advisory Agreement with Barclays Global Fund
                 Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

     (ii)     -  Investment Sub-Advisory Agreement with Galliard Capital
                 Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A and Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

    (iii)     -  Investment Sub-Advisory Agreement with Peregrine Capital
                 Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

     (iv)     -  Investment Sub-Advisory Agreement with Schroder Investment
                 Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

      (v)     -  Investment Sub-Advisory Agreement with Smith Asset Management
                 Group, L.P., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

     (vi)     -  Investment Sub-Advisory Agreement with Wells Capital Management
                 Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

    (vii)     -  Investment Sub-Advisory Agreement with Dresdner RCM Global
                 Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

   (viii)     -  Investment Sub-Advisory Agreement with Golden Capital
                 Management, LLC, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001.

     (ix)     -  Investment Sub-Advisory Agreement with Cadence Capital
                 Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001.

(e)           -  Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

(f)           -  Not Applicable.

(g)(1)        -  Custody Agreement with Barclays Global Investors, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.

   (2)        -  Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

      (i)     -  Delegation Agreement (17f-5) with Wells Fargo Bank Minnesota,
                 N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Exhibit A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

   (3)        -  Securities Lending Agreement by and among Wells Fargo Funds
                 Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

(h)(1)        -  Administaration Agreement with Wells Fargo Funds Management,
                 LLC, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

   (2)        -  Fund Accounting Agreement with Forum Accounting Services, LC, incorporated by reference to Post-Effective Amendment No. 9, filed February 1, 2000; Appendix A and Appendix C, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

   (3)        -  Transfer Agency and Service Agreement with Boston Financial
                 Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

   (4)        -  Shareholder Servicing Plan, incorporated by reference to Post-
                 Effective Amendment No. 16, filed October 30, 2000; Appendix A incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

   (5)        -  Shareholder Servicing Agreement, incorporated by reference to
                 Post-Effective Amendment No. 8, filed December 17, 1999.

(i)           -  Legal Opinion, filed herewith.

(j)(A)        -  Consent of Independent Auditors, filed herewith.

(j)(1)        -  Power of Attorney, Robert C. Brown, filed herewith.

   (2)        -  Not Applicable.

   (3)        -  Not Applicable.

   (4)        -  Power of Attorney, Thomas S. Goho, filed herewith.

   (5)        -  Power of Attorney, Peter G. Gordon, filed herewith.

   (6)        -  Power of Attorney, W. Rodney Hughes, filed herewith.

   (7)        -  Power of Attorney, Richard M. Leach, filed herewith.

   (8)        -  Power of Attorney, J. Tucker Morse, filed herewith.

   (9)        -  Power of Attorney, Timothy J. Penny, filed herewith.

  (10)        -  Power of Attorney, Donald C. Willeke, filed herewith.

  (11)        -  Power of Attorney, Michael J. Hogan, filed herewith.

  (12)        -  Power of Attorney, Karla M. Rabusch, filed herewith.

(k)           -  Not Applicable.

(l)           -  Not Applicable.

(m)           -  Rule 12b-1 Plan, incorporated by reference to Post-Effective
                 Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001 (see Exhibit (e) above for related Distribution Agreement).

(n)           -  Rule 18f-3 Plan, incorporated by reference to Post-Effective
                 Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001.

(o)           -  Not Applicable.

(p)(1)        -  Joint Code of Ethics for Funds Trust, Core Trust and Variable
                 Trust, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

   (2)        -  Wells Fargo Funds Management, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

   (3)        -  Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                 2001.

   (4)        -  Dresdner RCM Global Investors, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (5)        -  Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (6)        -  Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (7)        -  Schroder Investment Management North America Inc. Code of
                 Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (8)        -  Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (9)        -  Wells Capital Management Incorporated Code of Ethics,
                 incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

  (10)        -  Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001.

  (11)        -  Golden Capital Management LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002.

Item 24.  Persons Controlled by or Under Common Control with the Fund.
          -----------------------------------------------------------

          Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.  Indemnification.
          ---------------

          Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

          (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

              To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of WCM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly-owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized

Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (i) Cadence Capital Management ("Cadence") serves as sub-adviser to the core portfolio in which the Large Cap Appreciation Fund invests. The descriptions of Cadence in parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (j) Golden Capital Management, LLC ("Golden") serves as sub-adviser for the OTC Growth Fund. Golden is entitled to receive fees at the same annual rates as were applicable under the sub-advisory contract with Smith. The descriptions of Golden in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Golden is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Separate Account Trust, Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

          (c) Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

       (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

       (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

       (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

       (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

       (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

       (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

       (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

       (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

       (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

       (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 787 Seventh Avenue, New York, New York 10019.

       (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

       (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

       (n) Golden Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at Two Resource Square, 10926 David Taylor Drive, Suite 180, Charlotte, North Carolina 28262.

Item 29.  Management Services.
          -------------------

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not Applicable.
          ------------

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 25th day of February, 2002.

                             WELLS FARGO FUNDS TRUST

                             By: /s/ Christopher R. Bellonzi
                                ----------------------------
                                  Christopher R. Bellonzi
                                  Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


Signature                   Title                      Date
---------                   -----                      ----

           *                Trustee
--------------------
Robert C. Brown

           *                Trustee
--------------------
Thomas S. Goho

           *                Trustee
--------------------
Peter G. Gordon

           *                Trustee
--------------------
W. Rodney Hughes

           *                Trustee
--------------------
Richard M. Leach

           *                Trustee
--------------------
J. Tucker Morse

           *                Trustee
--------------------
Timothy J. Penny

           *                Trustee
--------------------
Donald C. Willeke                                      2/25/2002

*By:  /s/ Christopher R. Bellonzi
     ----------------------------
       Christopher R. Bellonzi
       As Attorney-in-Fact
       February 25, 2002

                            WELLS FARGO FUNDS TRUST
                        FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

Exhibit Number                      Description

EX-99.B(i)             Opinion and Consent of Counsel

EX-99.B (j)(a)         Consent of Independent Auditors

EX-99.B (j)(1)         Power of Attorney, Robert C. Brown

EX-99.B (j)(4)         Power of Attorney, Thomas S. Goho

EX-99.B (j)(5)         Power of Attorney, Peter G. Gordon

EX-99.B (j)(6)         Power of Attorney, W. Rodney Hughes

EX-99.B (j)(7)         Power of Attorney, Richard M. Leach

EX-99.B (j)(8)         Power of Attorney, J. Tucker Morse

EX-99.B (j)(9)         Power of Attorney, Timothy J. Penny

EX-99.B (j)(10)        Power of Attorney, Donald C Willeke

EX-99.B (j)(11)        Power of Attorney, Michael J. Hogan

EX-99.B (j)(12)        Power of Attorney, Karla M. Rabusch